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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 22, 2000



                            internet.com Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                         000-26393                 06-1542480
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(State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
 of incorporation)                                         Identification No.)


23 Old Kings Highway South
Darien, Connecticut                                                     06820
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(Address of principal                                                 (Zip Code)
 executive offices)



Registrant's telephone number, including area code:  (203) 662-2800
                                                     --------------



                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.
         ------------

     On December 22, 2000 (the "Effective Date"), the Registrant agreed to acquire (the "Acquisition") certain assets and to assume certain liabilities of EarthWeb Inc., a Delaware corporation ("EarthWeb"), pursuant to an Asset Purchase Agreement (the "Purchase Agreement"), dated as of December 22, 2000, by and between the Registrant and EarthWeb. The Acquisition is expected to close on December 26, 2000.

     The consideration paid in the Acquisition (which was determined as a result of arms'-length negotiations) consisted of a de minimus amount of cash plus the assumption of certain de minimus liabilities of EarthWeb. In addition, the Registrant agreed to provide EarthWeb with advertising services to be provided over a three year period.

     EarthWeb is a provider of online career development resources and technical expertise to information technology professionals. The Registrant intends to integrate the acquired assets, which include 14 Web sites and 18 e-mail newsletters with the operations of the Registrant's existing business.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a) Financial Statements of Business Acquired:
             -----------------------------------------

               The financial statements required by this item, if any, will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

         (b) Pro Forma Financial Information:
             -------------------------------

               The pro forma financial statements required by this item, if any, will be filed by an amendment to this Current Report on Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

         (c) Exhibits:
             --------

               99.1 Press release, dated December 26, 2000, of internet.com
                    Corporation

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  INTERNET.COM CORPORATION



Date:  December 26, 2000                          By: /s/ Christopher S. Cardell
                                                      --------------------------
                                                      Christopher S. Cardell
                                                      President

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                                  EXHIBIT INDEX



Exhibit No.                               Description
-----------                               -----------

   99.1             Press release, dated December 26, 2000, of internet.com
                    Corporation

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